Schedule of Investments(a)
Invesco Real Assets ESG ETF (IVRA)
July 31, 2023
(Unaudited)
	Shares	Value
Common Stocks & Other Equity Interests-99.52%
Consumer Staples-2.66%
Archer-Daniels-Midland Co.	992	$84,280
Energy-24.30%
Cheniere Energy, Inc.	950	153,767
Enbridge, Inc. (Canada)	4,349	160,182
Keyera Corp. (Canada)	840	21,066
Kinder Morgan, Inc.	2,460	43,567
ONEOK, Inc.	1,450	97,208
Pembina Pipeline Corp. (Canada)(b)	3,555	112,761
Targa Resources Corp.	1,374	112,654
TC Energy Corp. (Canada)	1,303	46,784
Williams Cos., Inc. (The)(b)	645	22,220
		770,209
Materials-10.88%
Agnico Eagle Mines Ltd. (Canada)	999	52,468
Canfor Corp. (Canada)(c)	3,534	55,873
Corteva, Inc.	1,076	60,719
Interfor Corp. (Canada)(c)	3,043	54,560
Nutrien Ltd. (Canada)	1,465	101,139
West Fraser Timber Co. Ltd. (Canada)	238	20,089
		344,848
Real Estate-56.13%
Alexandria Real Estate Equities, Inc.	775	97,402
American Tower Corp.	998	189,929
Brixmor Property Group, Inc.	1,842	41,887
Camden Property Trust	750	81,818
Crown Castle, Inc.	1,162	125,833
Digital Realty Trust, Inc.(b)	412	51,343
Equinix, Inc.	85	68,843
Equity Residential	352	23,211
Healthpeak Properties, Inc.	4,529	98,868
Kilroy Realty Corp.(b)	2,392	85,394
Kimco Realty Corp.	2,069	41,918
Mid-America Apartment Communities, Inc.	156	23,347
Prologis, Inc.	1,380	172,155
Public Storage(b)	265	74,664
Regency Centers Corp.	1,596	104,586
Rexford Industrial Realty, Inc.	1,434	78,999
RioCan REIT (Canada)	4,300	65,501
RLJ Lodging Trust(b)	2,948	30,364
	Shares	Value
Real Estate-(continued)
SBA Communications Corp., Class A	426	$93,273
Simon Property Group, Inc.	317	39,498
Summit Hotel Properties, Inc.(b)	3,637	23,422
Sun Communities, Inc.	679	88,474
UDR, Inc.(b)	301	12,305
W.P. Carey, Inc.	981	66,247
		1,779,281
Utilities-5.55%
CenterPoint Energy, Inc.	1,169	35,175
Essential Utilities, Inc.(b)	2,568	108,601
Sempra	217	32,337
		176,113
Total Common Stocks & Other Equity Interests (Cost $3,073,263)		3,154,731
Money Market Funds-0.40%
Invesco Government & Agency Portfolio, Institutional Class, 5.18%(d)(e) (Cost $12,741)	12,741	12,741
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $3,086,004)		3,167,472
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-15.64%
Invesco Private Government Fund, 5.24%(d)(e)(f)	138,771	138,771
Invesco Private Prime Fund, 5.38%(d)(e)(f)	356,839	356,839
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $495,610)		495,610
TOTAL INVESTMENTS IN SECURITIES-115.56% (Cost $3,581,614)		3,663,082
OTHER ASSETS LESS LIABILITIES-(15.56)%		(493,308)
NET ASSETS-100.00%		$3,169,774
Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at July 31, 2023.
(c)	Non-income producing security.
(d)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended July 31, 2023.

	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value July 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$7,655	$347,333	$(342,247)	$-	$-	$12,741	$517
See accompanying notes which are an integral part of this schedule.

Invesco Real Assets ESG ETF (IVRA)—(continued)
July 31, 2023
(Unaudited)
	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value July 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$1,217,096	$(1,078,325)	$-	$-	$138,771	$1,926*
Invesco Private Prime Fund	-	2,793,246	(2,436,355)	-	(52)	356,839	5,166*
Total	$7,655	$4,357,675	$(3,856,927)	$-	$(52)	$508,351	$7,609

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of July 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.

This Fund has holdings greater than 10% of net assets in the following country:
Canada	21.78%
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2023
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Capital Management LLC’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$3,154,731	$-	$-	$3,154,731
Money Market Funds	12,741	495,610	-	508,351
Total Investments	$3,167,472	$495,610	$-	$3,663,082